Share Capital	6 Months Ended
Dec. 31, 2023
Share Capital [Abstract]
SHARE CAPITAL
14.	SHARE CAPITAL

	31 December 2023		30 June 2023
	Number of		Number of
	shares	Amount	shares	Amount
		RM		RM

Issued and fully paid ordinary shares
At the beginning of the period/year	26,437,500	23,308,795	10,000,000	4,416
Issuance of shares	-	-	16,437,500	23,304,379
As at end of the period/year	26,437,500	23,308,795	26,437,500	23,308,795

On 19 September 2022, the Company issued 15,000,000 new ordinary shares at a price of USD0.0001 per ordinary share for a total cash consideration of USD1,500 for working capital purposes.

On April 5 2023, the Company’s ordinary shares commenced trading on the Nasdaq Capital Market under the symbol “ARBB” On 10 April 2023, the Company closed its initial public offering (“IPO”) of 1,250,000 ordinary shares at a public offering price of USD4.00 per ordinary share. The Company raised approximately USD5 million in gross proceeds from its IPO, before deducting underwriting discounts and other related expenses. On April 25, 2023, the Company completed the sale of an additional 187,500 ordinary shares at the public offering price of $4.00 per share, pursuant to the exercise by the underwriter of the over-allotment option, in full, granted to it in connection with our IPO.

Owners of the Company are entitled to receive dividends as and when declared by the Company and are entitled to one (1) vote per ordinary share at meetings of the Company. All ordinary shares rank pari passu with regard to the residual assets of the Company.